UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2007

Commission file number 1-15117
On2 Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware	84-1280679
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

21 Corporate Drive, Suite 103, Clifton Park, NY	12065
(Address of Principal Executive offices)	(Zip Code)
(518) 348-0099
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2007, as amended in the Current Report on Form 8-K/A filed July 16, 2007, on May 21, 2007, On2 Technologies, Inc. (the “Company”) entered into a share exchange agreement (the “Share Exchange Agreement”) with Nexit Ventures Oy, as the authorized representative of the holders of all outstanding equity securities (including outstanding share options) of Hantro Products Oy, a corporation organized under the laws of Finland (“Hantro”). The Company is filing this amendment to its Current Report on Form 8-K for purposes of disclosing certain Unaudited Pro Forma Condensed Combined Consolidated Financial Statements and Consolidated Financial Statements of Hantro Products Oy, as set forth in Item 9.01 below.

Upon completion of the share exchange, Hantro and its subsidiary will become wholly-owned subsidiaries of the Company. The Company anticipates that the closing of the share exchange will be in September 2007, and it is subject to customary closing conditions, including the approval by the Company’s stockholders, the completion of one or more equity offerings by the Company to raise a minimum of $20,000,000 of additional equity capital and the election of one person nominated by a principal Hantro securityholder to the Company’s board of directors.

The Company has filed with the SEC a preliminary proxy statement and accompanying proxy card to be used to solicit votes for the proposed share exchange at the 2007 Annual Meeting of Stockholders of the Company, which is tentatively scheduled for September 24, 2007. The Company urges its stockholders to read the proxy statement in its entirety, including the Share Exchange Agreement. The proxy statement is available at no charge at the SEC's website at http://www.sec.gov.

Copies of the definitive proxy statement and a notice of the 2007 Annual Meeting will be distributed to stockholders of record on July 30, 2007 in connection with the 2007 Annual Meeting.

The Company will provide copies of the proxy statement without charge upon request made to it at
21 Corporate Drive Clifton Park, New York 12065, telephone (518) 348-0099.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Combined Consolidated Financial Statements .	F-2
Unaudited Pro Forma Consolidated Condensed Combined Balance Sheet at June 31, 2007	F-3
Unaudited Pro Forma Consolidated Condensed Combined Statement of Operations For the Three Months Ended March 31, 2007	F-4
Unaudited Pro Forma Consolidated Condensed Combined Statement of Operations For the Year Ended December 31, 2006	F-5
Notes to Unaudited Pro Form Consolidated Condensed Combined Financial Statements	F-6

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON2 TECHNOLOGIES, INC. (Registrant)

Date: August 23, 2007	By:	/s/ Bill Joll
Bill Joll President and Chief Executive Officer